united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

JAG Large Cap Growth Fund

September 30, 2019

JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

855-552-4596
www.JAGCapitalFunds.com

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.JAGCapitalFunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this annual report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

September 30, 2019

Annual Shareholder Letter

Dear Shareholder:

Consistent with our longstanding investment philosophy and process, substantially all the Fund’s assets are invested in a focused portfolio of companies which we believe possess strong growth characteristics, fundamental strength, and compelling long-term price appreciation potential.

During the Reporting Period, the Fund’s Class A and I shares generated cumulative total returns, without sales charges, of -5.74% and -5.51%, respectively. These returns compare to the cumulative 3.71% total return of the Fund’s benchmark, the Russell 1000 Growth Index.

The majority of the Fund’s underperformance versus the benchmark stemmed from disappointing performance within some of our holdings in the Communication Services, Information Technology, and Consumer Discretionary sectors. Nvidia (NVDA, 2.6% of the Fund), Activision Blizzard (ATVI, 1.9% of the Fund), and Take-Two Interactive Software (TTWO, 2.9% of the Fund) were among the biggest portfolio detractors over the past year. We like these company’s prospects looking forward. NVDA should benefit from a resurgence in the overall semiconductor cycle into 2020, as well as firming growth prospects for their key gaming and datacenter customers. ATVI and TTWO are two of the leading videogame publishers in the world, and we expect them to deliver improving results as both Sony and Microsoft launch new game consoles in time for the holidays in 2020.

A couple of comments from our last two Shareholder Letters warrant repeating:

●	Your Fund’s managers employ an unabashedly active approach to portfolio management. We focus intently on our goal of delivering long-term excess returns, after all expenses, when compared to the Russell 1000 Growth Index and the S&P 500 Index. Far from mirroring the indexes, we seek to build a diversified but focused portfolio of 30-40 individual common stocks which we believe have the potential to reward shareholders with outsize returns over the intermediate and long term.

●	Our commitment to owning such a focused group of stocks dictates that we also employ strong risk management techniques. There are a lot of definitions of “risk” in our industry, but for us it is best defined as the potential for permanent loss of capital. Short-term price volatility - the daily, weekly, and monthly fluctuations in securities prices - is interesting and sometimes exciting, but these zigs and zags are ultimately meaningless to long term investors. We are willing to accept moderate amounts of volatility in the prices of our investment positions, but we work very hard to avoid exposing our investors to investment propositions which threaten permanent destruction of capital.

It may go without saying, but we loathe underperformance over any time period. Our process results in a focused portfolio of companies the we believe are possessing superior growth characteristics, fundamental strength, and compelling price appreciation potential. As is almost always the case, our portfolio composition varies significantly from the broader market. From time to time, this has historically left us

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	5883-NLD-10/25/2019

vulnerable to periods of short- and intermediate-term underperformance. Regardless, we will continue to adhere to our time-tested process as 2020 quickly approaches.

Print by Francois Kresz, 1974

Although stocks are up nicely so far in 2019, the S&P 500 is trading essentially flat with levels it was at in January 2018. This lackadaisical performance over the past 20 months ended September 30, 2019 comes despite modest growth in corporate earnings, and it obscures a sharp 20% correction that hit the market hard during last year’s 4th quarter. When the broader stock market moves sideways for an extended period, it implies that investors are collectively indecisive about the future. And why wouldn’t they be in late 2019? The political environment in the U.S. is as tendentious as it has been in decades, the United States remains in a trade war with China, global economic growth is slowing, and we are approaching what could prove to be a uniquely combative presidential election year in 2020.

Anxious investors have responded by retreating from stocks and plowing into bonds. According to Morningstar, investors pulled $60 billion out of U.S. stock mutual funds and exchange-traded funds last quarter, the biggest such move since 2009. Meanwhile, bond funds and money-market funds took in $118 billion and $225 billion, respectively.

At risk of being pegged as the black sheep saying “excuse me” while moving against the traffic flow of the herd, this asset shift strikes us as irrational yet understandable. For long-term investors, now is probably a sub-optimal (irrational?) time to ramp up one’s exposure to bonds. Yields are historically low, providing little cushion against the grinding effects of inflation. U.S. 10-year Treasury bonds currently yield approximately 1.7%, meaning that today’s buyer would lose purchasing power over the next decade at any rate of inflation that approached the historical average of 2%-3% per year. On the other hand, the attraction of bonds is easy to understand. Bonds are easy to like right now, given their recently strong performance. Since bonds increase in value as interest rates fall, most categories of bond funds have done quite well over the past 12-18 months as global interest rates have fallen sharply. The Bloomberg Barclays Aggregate Bond Index returned 10.3% in the twelve months ending 9/30/19, soundly beating the S&P 500’s 4.3% over the same timeframe. To the extent that investors traditionally tend to “herd” into the types of investments that have delivered the best recent returns, it makes sense that they are flocking into bonds. Time will tell if this is the best course of action looking forward, but we doubt it.

We previously discussed a summary list of some of the more common worries investors have about the financial markets and the economy. It is our sense that investors could be over-estimating the accuracy and magnitude of such headwinds. And, to the extent that some of these worries come true, it is likely that some of their prospective market impact will be dulled by the very fact that they have been discounted into current prices. In any event, we see several positive factors that could help offset the well-publicized negatives, including extremely low unemployment, ample evidence that the U.S. consumer remains robust, slow-but-steady domestic GDP growth, and generally healthy corporate profit margins.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	5883-NLD-10/25/2019

We cannot claim to have any special insight into how this period of indecision will be resolved in the stock market. But in the spirit of the old saying, “Tell me something I don’t know,” we believe investors have potentially become too pessimistic on the outlook for corporate earnings. Recently we have seen several versions of the data reflected on this chart, which plots the evolution of 2020 consensus earnings estimates throughout 2019:

S&P Op EPS Estimates for 2020

Notice how the line falls steadily from the upper left to the lower right over the course of 2019. Visually, this kind of chart implies that the outlook for corporate earnings in 2020 is bleak and getting bleaker. However, this view might not be the best way to frame the corporate earnings outlook. To provide some additional context, on this next chart we display the current 2020 S&P 500 earnings estimate alongside a stream of actual historical S&P 500 annual earnings:

S&P 500 TTM Operating Earnings of 10/3/2019

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	5883-NLD-10/25/2019

Assuming earnings come in line with consensus expectations over the next six quarters, full-year 2019 S&P 500 earnings would be $161.03, and full-year 2020 earnings would clock in at $179.84. This equates to year-over-year earnings growth of roughly 12% between 2019 and 2020. Our perception of investor sentiment leads us to believe that many investors are not presently positioned to capitalize on the potential for double-digit earnings growth in the S&P 500 over the next year. Time will tell, but a potential gap between (low and declining) earnings expectations and (potentially strengthening) earnings fundamentals may be developing. If so, the closing of this gap could provide enough fuel for the stock market to stage an upside break-out after nearly two years of volatile, range-bound trading.

A potential 2020 recession is a well-known and well-covered wildcard for investors. If the U.S. economy does in fact slide into recession next year, then we can expect materially lower earnings for corporate America. And it is true that the risk of recession may be inching higher at the margin, given the ongoing trade tensions and the recent disappointing data from the ISM Manufacturing survey. But a contraction in domestic GDP is far from a fait accompli. The Fed has worked to correct their policy mistake from 2018 and has signaled that they will be accommodative for the foreseeable future, unemployment remains extremely low, consumer spending is robust, the housing market is improving, credit spreads remain subdued, and – according to Markit – their Global Manufacturing PMI just logged its first back-to-back monthly upticks since December 2017.

Even the smartest and most diligent economists in the world struggle mightily – and often futilely - to predict the twists and turns of the global economy, interest rates, and inflation. For our part, we will stick to what we think we do best. Asset allocation, stock-picking and portfolio positioning have served us and our clients well through the years, and this is where we will continue to focus our energy and efforts. We see a variety of opportunities to move against the herd of consensus as we approach 2020.

Best regards,

Norman B. Conley III
Portfolio Manager

*	The S&P 500® Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

9841 Clayton Road St. Louis, MO 63124
toll-free 800.966.4596 314.997.1277 jagcapitalfunds.com	5883-NLD-10/25/2019

JAG Large Cap Growth Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for each of the periods ended September 30, 2019 compared to its benchmark:

		3 Year Return	5 Year Return	Since Inception(a)
	1 Year Return	(Annualized)	(Annualized)	(Annualized)
Class A	(5.74)%	14.33%	11.90%	13.90%
Class A with 5.75% load	(11.17)%	12.09%	10.58%	13.04%
Class I	(5.51)%	14.61%	12.17%	14.18%
Russell 1000 Growth Total Return Index(b)	3.71%	16.89%	13.39%	15.78%
S&P 500 Total Return Index (c)	4.25%	13.39%	10.84%	14.12%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Manager and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding any front end or contingent deferred loads, brokerage commissions, leverage interest, dividends on securities sold short, taxes, costs of investing in underlying funds, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% of the Fund’s average daily net assets through January 31, 2020, for Class A and Class I shares, respectively. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within three fiscal years after the fees have been waived or reimbursed, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time. Without these waivers, the Fund’s total annual operating expenses would have been 1.75% and 1.50% for the JAG Large Cap Growth Fund’s Class A and Class I shares, per the latest prospectus, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-855-552-4596.

(a)	JAG Large Cap Growth Fund commenced operations on December 22, 2011.

(b)	The Russell 1000 Growth Total Return Index represents an unmanaged portfolio of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(c)	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $250,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Software	24.9%
Commercial Services	10.0%
Retail	9.5%
Internet	8.7%
Semiconductors	8.3%
Healthcare-Products	6.1%
Machinery-Diversified	4.0%
Cosmetics/Personal Care	3.5%
Diversified Financial Services	3.5%
Healthcare-Services	3.3%
Other / Cash & Cash Equivalents	18.2%
100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
September 30, 2019

Shares		Fair Value

	COMMON STOCKS - 99.5%
	CHEMICALS - 2.5%
2,795	Sherwin Williams Co.	$1,536,887

	COMMERCIAL SERVICES - 10.0%
27,190	PayPal Holdings, Inc. *	2,816,612
3,620	CoStar Group, Inc.*	2,147,384
18,630	IHS Markit Ltd. *	1,245,974
		6,209,970
	COMESTICS/PERSONAL CARE - 3.5%
10,955	Estee Lauder Cos., Inc.	2,179,497

	DIVERSIFIED FINANCIAL SERVICES - 3.5%
12,585	Visa, Inc.	2,164,746

	ELECTRONICS - 2.3%
17,290	Garmin Ltd.	1,464,290

	HEALTHCARE-PRODUCTS - 6.1%
5,595	IDEXX Laboratories, Inc. *	1,521,448
4,300	Thermo Fischer Scientific, Inc.	1,252,461
6,000	Insulet Corp. *	989,580
		3,763,489
	HEALTHCARE-SERVICES - 3.3%
13,695	IQVIA Holdings, Inc. *	2,045,759

	INSURANCE - 3.2%
25,410	Progressive Corp.	1,962,923

	INTERNET - 8.7%
1,355	Amazon.com, Inc. *	2,352,158
14,195	Twilio, Inc. *	1,560,882
35,535	Twitter, Inc. *	1,464,042
		5,377,082
	MACHINERY-DIVERSIFIED - 4.0%
4,295	Roper Technologies, Inc.	1,531,597
12,420	Xylem, Inc.	988,880
		2,520,477
	MEDIA - 1.9%
9,000	Walt Disney Co.	1,172,880

	MISCELLANEOUS MANUFACTURING - 2.6%
11,000	Carlisle Cos., Inc.	1,600,940

	PHARMACEUTICALS - 2.0%
9,915	Zoetis, Inc.	1,235,310

	RETAIL - 9.5%
1,645	Chipotle Mexican Grill, Inc. *	1,382,573
20,610	Starbucks Corp.	1,822,336
14,105	Lululemon Athletica, Inc. *	2,715,636
		5,920,545

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2019

Shares		Fair Value

	COMMON STOCKS - 99.5% (Continued)
	SEMICONDUCTORS - 8.3%
52,875	Applied Materials, Inc.	$2,638,462
38,580	Marvell Technology Group Ltd.	963,343
9,005	NVIDIA Corp.	1,567,500
		5,169,305
	SOFTWARE - 24.9%
25,000	Activision Blizzard, Inc.	1,323,000
7,450	Adobe Systems, Inc. *	2,058,062
26,360	Microsoft Corp.	3,664,831
11,515	Salesforce.com, Inc. *	1,709,287
9,370	ServiceNow, Inc. *	2,378,575
8,675	Splunk, Inc. *	1,022,436
14,330	Take-Two Interactive Software, Inc. *	1,796,122
9,785	Veeva Systems, Inc. *	1,494,072
		15,446,385
	TELECOMMUNICATIONS - 3.2%
50,215	Ciena Corp. *	1,969,934

	TOTAL COMMON STOCKS (Cost $51,195,528)	61,740,419

	SHORT-TERM INVESTMENT - 0.0%
774	Federated Treasury Obligations Fund, Institutional Shares, 2.09% **	774
	(Cost $774)

	TOTAL INVESTMENTS - 99.5% (Cost $51,196,302)	$61,741,193
	ASSETS IN EXCESS OF OTHER LIABILITIES - 0.5%	328,504
	TOTAL NET ASSETS - 100.0%	$62,069,697

*	Non-Income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment securities:
At cost	$51,196,302
At fair value	$61,741,193
Cash and cash equivalents	392,296
Receivable for Fund shares sold	28,483
Dividends and interest receivable	8,489
Prepaid expenses	26,480
TOTAL ASSETS	62,196,941

LIABILITIES
Payable for Fund shares redeemed	59,284
Investment management fees payable	43,555
Distribution (12b-1) fees payable	6,627
Payable to related parties	12,160
Accrued expenses and other liabilities	5,618
TOTAL LIABILITIES	127,244
NET ASSETS	$62,069,697

Composition of Net Assets:
Paid in capital	$47,593,408
Accumulated earnings	14,476,289
NET ASSETS	$62,069,697

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,552,901
Shares of beneficial interest outstanding (a)	148,688
Net asset value (Net Assets ÷ Shares Outstanding)and redemption price per share (b)	$17.17
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$18.22

Class I Shares:
Net Assets	$59,516,796
Shares of beneficial interest outstanding (a)	3,377,493
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$17.62

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $754)	$629,945
Interest	24,807
TOTAL INVESTMENT INCOME	654,752

EXPENSES
Investment management fees	622,750
Distribution (12b-1) fees:
Class A	6,504
Administration fees	95,381
Management services fees	63,592
Registration fees	38,825
Shareholder service fees	24,433
Compliance officer fees	21,442
Legal fees	13,975
Audit fees	12,000
Trustees fees and expenses	11,190
Printing and postage expenses	6,258
Custodian fees	4,841
Insurance expense	1,825
Other expenses	2,104
TOTAL EXPENSES	925,120

Less: Fees waived by the Manager	(140,380)
NET EXPENSES	784,740

NET INVESTMENT LOSS	(129,988)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	5,226,165
Net realized gain	5,226,165
Net change in unrealized depreciation on:
Investments	(8,828,202)
Foreign currency transactions	(53)
Net change in unrealized depreciation	(8,828,255)

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(3,602,090)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,732,078)

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment loss	$(129,988)	$(457,140)
Net realized gain from investments and foreign currency transactions	5,226,165	7,877,205
Net change in unrealized appreciation(depreciation) on investments and foreign currency transactions	(8,828,255)	7,148,995
Net increase(decrease) in net assets resulting from operations	(3,732,078)	14,569,060

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(522,158)
Class I	—	(7,653,222)
Total Distributions Paid*
Class A	(306,978)	—
Class I	(6,961,275)	—
Net decrease in net assets from distributions to shareholders	(7,268,253)	(8,175,380)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	505,281	2,706,902
Class I	10,161,171	11,438,281
Net asset value of shares issued in reinvestment of distributions:
Class A	133,268	363,224
Class I	5,049,777	5,354,660
Payments for shares redeemed:
Class A	(421,685)	(2,354,898)
Class C ^	—	(28,799)
Class I	(9,730,731)	(13,150,341)
Net increase in net assets from shares of beneficial interest	5,697,081	4,329,029

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,303,250)	10,722,709

NET ASSETS
Beginning of Year	67,372,947	56,650,238
End of Year **	$62,069,697	$67,372,947

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended September 30, 2018 have not been reclassified to conform to the current period presentation.

**	Net Assets - End of Year includes distributions in excess of net investment income of $357,377 as of September 30, 2018.

^	1,491 Class C shares converted into 1,415 Class A shares, amounting to $28,799, on December 18, 2017.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
SHARE ACTIVITY
Class A:
Shares Sold	29,762	136,636
Shares Reinvested	8,855	20,708
Shares Redeemed	(23,800)	(125,444)
Net increase in shares of beneficial interest outstanding	14,817	31,900

Class C: ^
Shares Redeemed	—	(1,491)
Net decrease in shares of beneficial interest outstanding	—	(1,491)

Class I:
Shares Sold	569,916	585,991
Shares Reinvested	327,695	299,645
Shares Redeemed	(541,898)	(675,202)
Net increase in shares of beneficial interest outstanding	355,713	210,434

^	1,491 Class C shares converted into 1,415 Class A shares, amounting to $28,799, on December 18, 2017.

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	September 30,		September 30,		September 30,	September 30,	September 30,
	2019		2018		2017	2016	2015
Net asset value, beginning of year	$20.94		$19.15		$16.16	$15.06	$15.50
Income (loss) from investment operations:
Net investment loss (3)	(0.08	) (4)	(0.18)		(0.14)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	(1.44)		4.67		4.04	1.90	0.88
Total from investment operations	(1.52)		4.49		3.90	1.79	0.74
Less distributions from:
Net realized gains	(2.25)		(2.70)		(0.91)	(0.69)	(1.18)
Total distributions	(2.25)		(2.70)		(0.91)	(0.69)	(1.18)
Net asset value, end of year	$17.17		$20.94		$19.15	$16.16	$15.06
Total return (1)	(5.74)%		26.17%		25.66%	12.15%	4.68%
Net assets, at end of year (000s)	$2,553		$2,803		$1,953	$2,348	$9,419
Ratio of gross expenses to average net assets (2)(5)	1.73%		1.75	% (7)	1.80%	1.71%	1.77%
Ratio of net expenses to average net assets (5)	1.50%		1.51	% (7)	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets (5)(6)	(0.48%)		(0.97	%) (7)	(0.87%)	(0.71%)	(0.88%)
Portfolio Turnover Rate	129%		125%		125%	149%	94%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended September 30, 2019, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.74%
Net expenses to average net assets	1.50%
Net investment loss to average net assets	(0.48)%

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class I

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	September 30,	September 30,		September 30,		September 30,	September 30,
	2019	2018		2017		2016	2015
Net asset value, beginning of year	$21.37	$19.45		$16.36		$15.20	$15.60
Income (loss) from investment operations:
Net investment loss (3)	(0.04)	(0.14)		(0.11)		(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.46)	4.76		4.11		1.91	0.88
Total from investment operations	(1.50)	4.62		4.00		1.85	0.78
Less distributions from:
Net realized gains	(2.25)	(2.70)		(0.91)		(0.69)	(1.18)
Total distributions	(2.25)	(2.70)		(0.91)		(0.69)	(1.18)
Net asset value, end of year	$17.62	$21.37		$19.45		$16.36	$15.20
Total return (1)	(5.51)%	26.46%		25.97	% (6)	12.45%	4.92%
Net assets, at end of year (000s)	$59,517	$64,570		$54,670		$44,001	$34,123
Ratio of gross expenses to average net assets (2)(4)	1.48%	1.50	% (7)	1.55%		1.46%	1.52%
Ratio of net expenses to average net assets (4)	1.25%	1.26	% (7)	1.25%		1.25%	1.25%
Ratio of net investment loss to average net assets (4)(5)	(0.20%)	(0.73	%) (7)	(0.64%)		(0.42%)	(0.64%)
Portfolio Turnover Rate	129%	125%		125%		149%	94%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Excluding interest expense, the following ratios would have been:

Gross expenses to average net assets	1.49%
Net expenses to average net assets	1.25%
Net investment loss to average net assets	(0.20)%

See accompanying notes to financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: JAG Large Cap Growth Fund (the “Fund”). The Fund is a separate diversified series of the Trust. JAG Capital Management LLC (the “Manager”), acts as manager to the Fund. The JAG Large Cap Growth Fund commenced operations on December 22, 2011. The Fund’s investment objective is capital appreciation.

The Fund currently offers two classes of shares: Class A and Class I shares. Class C shares converted into Class A shares on December 18, 2017. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services Investment Companies including FASB Accounting Standards Update ASU (“ASU”) 2013-08.

a)      Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2019, for the Fund’s assets and liabilities measured at fair value:

Assets

Security
Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks	$61,740,419	$—	$—	$61,740,419
Short-Term Investment	774	—	—	774
Total	$61,741,193	$—	$—	$61,741,193

(a)	As of and during the year ended September 30, 2019, the Fund held no securities that were considered to be “Level 3” securities. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

b)        Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of September 30, 2019, the Fund did not incur any interest or penalties. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2016 – September 30, 2018, or expected to be taken in the Fund’s September 30, 2019 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. federal, Ohio, and foreign jurisdictions. No examination of the Fund’s tax returns is presently in progress.

c)        Distribution to Shareholders – Distributions of net investment income and capital gains to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and distributed on an annual basis.

d)        Multiple Class Allocations – Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

e)        Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on debt securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f)        Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)        Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

h)        Sales Charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the year ended September 30, 2019, there were no CDSC fees paid.

i)        Foreign Currency – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Realized and unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

j)        Cash and cash equivalents – The Fund considers its investment in an Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

(2)	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales
$79,431,352	$79,623,978

(3)	INVESTMENT MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

JAG Capital Management LLC acts as investment manager to the Fund pursuant to the terms of a management agreement (the “Management Agreement”) with the Trust on behalf of the Fund. Under the terms of the Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager provides the Fund with investment advice and supervision and furnishes an investment program for the Fund. For its investment management services, the Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fee to be computed daily based upon daily net assets of the Fund. The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

of specific items of expense (as detailed in the Management Agreement). For the fiscal year ended September 30, 2019, management fees of $622,750 were incurred by the Fund, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Fund, have entered into an expense limitation agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage commissions; leverage interest, dividends on securities sold short; taxes; costs of investing in underlying funds; expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation) at 1.50% and 1.25% for Classes A and I of the Fund’s average daily net assets through January 31, 2020 (the “Expense Limitation Agreement”). Each waiver or reimbursement by the Manager is subject to recoupment within three fiscal years after the fees have been waived or reimbursed, if such recoupment may be achieved without exceeding the lesser of the expense limitation in place at the time of waiver or reimbursement and the expense limitation in effect at that time.

For the fiscal year ended September 30, 2019, the Manager waived management fees and/or reimbursed expenses in the amount of $140,380. As of September 30, 2019, the Manager may recapture $148,862 before September 30, 2020, $144,389 before September 30, 2021 and $140,380 before September 30, 2022, subject to the terms of the Expense Limitation Agreement.

The Trust has entered into a management services agreement (the “Management Service Agreement”) with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the fiscal year ended September 30, 2019, the Fund incurred $63,592 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC (“Alphacentric”), and Catalyst Capital Advisors LLC (“Catalyst”) and each serve as an investment advisor to other series of the Trust, and is not paid any fees directly by the Trust for serving in such capacities.

J.A. Glynn Investments, LLC acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, J.A. Glynn Investments, LLC received $37,994 in brokerage commissions from the Fund for the fiscal year ended September 30, 2019. Certain Officers and/or employees of the Manager have an affiliation with J.A. Glynn Investments, LLC.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

The Independent Trustees are paid $120,000 per year. The Lead Independent Trustee of the Trust receives an additional fee of $25,000 per year. The Chairman of the Trust’s Audit Committee receives an additional fee of $25,000 per year.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant, LLC (“Blu Giant”) and Northern Lights Distributors, LLC (“NLD” or the “Distributor”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Pursuant to the Management Services Agreement, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. For the fiscal year ended September 30, 2019, the Fund incurred $21,442 for such fees.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares, based on average daily net assets of the class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. The Trust has not adopted a plan for Class I shares. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse the Distributor and the Manager for distribution related expenses.

For the fiscal year ended September 30, 2019, the Distributor received $3,938 in underwriter commissions from the sale of Class A shares of the JAG Large Cap Growth Fund.

(4)	TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $51,196,800 for the JAG Large Cap Growth Fund and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$10,767,616
Unrealized depreciation:	(223,223)
Net unrealized appreciation:	$10,544,393

The tax character of fund distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$537,631	$1,687,426
Long-Term Capital Gain	6,730,622	6,487,954
	$7,268,253	$8,175,380

As of September 30, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
$—	$4,220,969	$(291,636)	$—	$—	$10,546,956	$14,476,289

The difference between book basis and tax basis accumulated net realized gain and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $291,636. The unrealized appreciation in the table above includes unrealized foreign currency gains of $2,563.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(195,729)	$195,729

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership either directly or indirectly, of more than 25% of voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2019, the shareholders listed below held more than 25% of the individual Fund and may be deemed to control that Fund.

Owner
Pershing, LLC(1)	26%
NFS LLC (1)	29%

(1)	These owners are comprised of multiple investors and accounts.

(6)	SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

(7)	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors. These amendments have been adopted with these financial statements.

JAG Large Cap Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

(8)	SUBSEQUENT EVENTS

Subsequent events occurring after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of JAG Large Cap Growth Fund and

Board of Trustees of Mutual Fund Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JAG Large Cap Growth Fund (the “Fund”), a series of Mutual Fund Series Trust, as of September 30, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended September 30, 2017, and prior, were audited by other auditors whose report dated November 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

November 26, 2019

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

JAG Large Cap Growth Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the JAG Large Cap Growth Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the JAG Large Cap Growth Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the JAG Large Cap Growth Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	4/1/19	9/30/19	4/1/19 – 9/30/19	4/1/19 – 9/30/19
Class A	$1,000.00	$993.10	$7.49	1.50%
Class I	1,000.00	994.40	6.25	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	4/1/19	9/30/19	4/1/19 – 9/30/19	4/1/19 – 9/30/19
Class A	$1,000.00	$1,017.55	$7.59	1.50%
Class I	1,000.00	1,018.80	6.33	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

Jag Large Cap Growth Fund
Additional Information (Unaudited)
September 30, 2019

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-552-4596; and on the Commission’s website at http://www.sec.gov.

JAG large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited)
September 30, 2019

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016. Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018

Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010

JAG large Cap Growth Fund
TRUSTEES AND OFFICERS (Unaudited) (Continued)
September 30, 2019

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A

Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A

Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A

Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018	Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-552-4596.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17645 Wright Street
Omaha, NE 68130

MANAGER
JAG Capital Management LLC
9841 Clayton Road
St. Louis, MO 63124

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17645 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17645 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
151 N. Franklin St.,
Suite 575
Chicago, IL60606

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
U.S. Bank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2019	2018
JAG Large Cap Growth Fund	10,000	10,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2019	2018
JAG Large Cap Growth Fund	2,500	2,500

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended September 30, 2019 and 2018 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended September 30, 2019 and 2018 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)    The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

ITEM 13. EXHIBITS

(1)    Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)    Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: December 6, 2019